SHAP 2018-1, LLC CFMT 2024-HB13 Due Diligence Review

May 15, 2024

This document is protected under the copyright laws of the United States and other countries as an unpublished work. This document contains information that is proprietary and confidential to American Mortgage Consultants, Inc. or its technical alliance partners, which shall not be disclosed outside or duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate American Mortgage Consultants, Inc. Any use or disclosure in whole or in part of this information without the express written permission of American Mortgage Consultants, Inc. is prohibited.

© 2024 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

SHAP 2018-1 LLC, CFMT 2024-HB13 Due Diligence

Review Results

 Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 1,945 Home Equity Conversion Mortgage loans (“HECMs”) owned by SHAP 2018-1, LLC (“Client”). The HECM portfolio is serviced by PHH Mortgage Corporation (“PHH”). The review included review of data, documentation and images provided by the servicer, validation of key servicing system data, and confirmation of FHA Mortgage Insurance, as of February 29, 2024 (the “Diligence Cut-off Date”). Due diligence also included an order of Broker Price Opinions (“BPOs”) to gain insight into market value on a sample of properties. It also included current owner title searches retrieved by AMC. The procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Original sample selections were grossed up by 35% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The original population for securitization was reduced from 1,945 HECMs (the “Original Securitization Population”) to 1,806 HECMs (the “Securitization Population”) after due diligence had been completed. The one hundred thirty-nine (139) HECMs were dropped as requested by SHAP 2018-1, LLC. Reductions of the Original Securitization Population may have altered overall statistical samples because of dropped loans after sampling was completed. Sample sizes and exceptions identified within the procedures below have excluded dropped loans.

 Procedures

1.	Based upon the Original Securitization Population, obtain a data tape from SHAP 2018-1, LLC, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 135% to include a 35% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the servicer’s servicing system of record agree to the data tape.

•	MIP Rate

•	Current UPB

•	Current Interest Rate

•	Marketable Title Date

•	Loan Status

MIP Rate

From a sample of 401 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of the Diligence Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 401 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of the Diligence Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Current Interest Rate

From a sample of 401 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of the Diligence Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Marketable Title Date

From a sample of 401 HECMs, AMC identified eight (8) HECMs with marketable title dates. AMC reviewed servicing system screenshots or the servicing system for the eight (8) HECMs and compared the marketable title date represented in the screenshot or servicing system as of the Diligence Cut-off Date to the value represented in the data tape. There were no exceptions noted.

AMC Diligence, LLC	May 2024	2 | P a g e

SHAP 2018-1 LLC, CFMT 2024-HB13 Due Diligence

Loan Status

From a sample of 401 HECMs, AMC reviewed the servicing system screen shots or the servicing system and compared the Loan Status represented in the screenshot or servicing system as of the Diligence Cut-off Date to the value represented in the data tape. There were no exceptions noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.

•	Maximum Claim Amount

•	Called Due Date

•	UPB at Called Due Date

•	Original Note Rate

•	Margin (for adjustable-rate loans)

•	Index (for adjustable-rate loans)

•	Debenture Interest Rate

•	Foreclosure First Legal Date

•	Closing Date

•	Interest Rate Type

•	FHA Case Number

•	Original Principal Limit

Maximum Claim Amount

From a sample of 401 HECMs, AMC reviewed HERMIT screen shots from the applicable servicer and compared the Max Claim Amount represented in the screen shot to the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

Called Due Date

From a sample of 401 HECMs, AMC identified 300 HECMs with a Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date and compared the dates to the Called Due Date listed in the data tape provided by SHAP 2018-1, LLC. AMC noted four (4) exceptions. Two (2) of the exceptions were due to data discrepancies between the tape data and the screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee. Two (2) exceptions were due to the absence of documentation to support the review. No other exceptions were noted.

UPB at Called Due Date

From a sample of 401 HECMs, AMC identified 300 HECMs with a UPB at Called Due Date in the data tape.  AMC reviewed a screen of the applicable servicer’s system representing the HECM balance history and compared the UPB at the time of the Called Due Date represented in the servicing system to the value represented in the data tape.  AMC noted four (4) exceptions. All four (4) of the exceptions were due to the absence of documentation to support the review. No other exceptions were noted.

Original Note Rate

From a sample of 401 HECMs, AMC reviewed the original Note provided by SHAP 2018-1, LLC. AMC compared the Note Rate represented in the Note to the Note Rate on the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

Margin (for adjustable-rate HECMs)

From a sample of 401 HECMs, AMC identified 323 HECMs with adjustable-rate features. AMC reviewed the Original Note provided by SHAP 2018-1, LLC for the HECMs. AMC compared the Margin represented in the Note to the Margin represented in the tape data provided by SHAP 2018-1, LLC. There were no exceptions noted.

AMC Diligence, LLC	May 2024	3 | P a g e

SHAP 2018-1 LLC, CFMT 2024-HB13 Due Diligence

Index (for adjustable-rate HECMs)

From a sample of 401 HECMs, AMC identified 323 HECMs with adjustable-rate features. AMC reviewed the Original Note provided by SHAP 2018-1, LLC for the HECMs. AMC compared the Index represented in the Note to the Index represented in the tape data provided by SHAP 2018-1, LLC. AMC noted ninety (90) exceptions. All ninety (90) exceptions were due to data discrepancies between the data tape and the Original Note. All ninety (90) exceptions were confirmed to be a result of the Federal Reserve adopted LIBOR to SOFR transition, effective June 2023. AMC confirmed LIBOR was the represented index for all 90 loans in the Original Note provided by SHAP 2018-1, LLC. AMC did not validate the index conversion completed by SHAP 2018-1, LLC.

Debenture Interest Rate

From a sample of 401 HECMs, AMC reviewed HERMIT screen shots from the applicable servicer to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. There were no exceptions noted.

Foreclosure First Legal Date

From a sample of 401 HECMs, AMC identified 240 HECMs with a Foreclosure First Legal Date. AMC reviewed imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action for each of those 240 HECMs and compared the Foreclosure First Legal Date found therein to the Foreclosure First Legal Date represented in the data tape. AMC noted two (2) exceptions. Both exceptions were due to the absence of documentation to support the review. No other exceptions were noted.

Closing Date

From a sample of 401 HECMs, AMC reviewed HERMIT screen shots or HUD settlement documents from the applicable servicer to determine the closing date recognized by HUD and compared the date to the tape data. There were no exceptions noted.

Interest Rate Type

From a sample of 401 HECMs, AMC reviewed the Original Note provided by SHAP 2018-1, LLC. AMC compared the Interest Rate Type represented in the Note and Riders to the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

FHA Case Number

From a sample of 401 HECMs, AMC reviewed HERMIT screen shots from the applicable servicer and compared the FHA Case Number represented in the screen shot to the data tape provided by SHAP 2018-1, LLC. There were no exceptions noted.

Original Principal Limit

From a sample of 401 HECMs, AMC reviewed HERMIT screen shots from the applicable servicer to determine the Original Principal Limit and compared the Original Principal Limit to the tape data provided by SHAP 2018-1, LLC. AMC identified one (1) exception due to a data discrepancy between the data tape and the HERMIT screen shot. No other exceptions were noted.

2.	Obtain and review FHA reporting from SHAP 2018-1, LLC and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on 1,806 assets in the Securitization Population. AMC noted eleven (11) exceptions. All eleven (11) exceptions were due to the insurance status being verified as terminated. The results of the review were provided to SHAP 2018-1, LLC for which they confirmed that all eleven (11) HECMs are post-claim. There were no other exceptions noted.

AMC Diligence, LLC	May 2024	4 | P a g e

SHAP 2018-1 LLC, CFMT 2024-HB13 Due Diligence

3.	Based upon the Original Securitization Population, obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 135% to include a 35% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by SHAP 2018-1, LLC.

From a sample of 401 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two (62) years of age or older at the time of closing. AMC identified one hundred fifteen (115) exceptions. All one hundred fifteen (115) exceptions were due to missing documentation. At SHAP 2018-1, LLC’s request, a social security number search was run by LexisNexis to verify the primary borrower’s birthdate. All one hundred fifteen (115) of the HECMs with exceptions identified had dates of birth and loan eligibility subsequently confirmed through the search.

4.a. Identify HECMs with property valuations twenty-four (24) or more months old. Based upon the Original Securitization Population, select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 135% to include a 35% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

BPOs for a total of 236 HECMs were ordered for HECMs in the Securitization Population. The results of all the valuations received have been provided to SHAP 2018-1, LLC. BPOs for two (2) HECMs were ordered but not received by the date of this report.

Please note that AMC did not review the BPOs to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

4.b. Based upon the Original Securitization Population, obtain the most recent valuations report including date of valuation, type, and amount, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 135% to include a 35% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 406 of the most recent appraisals or BPOs found in the Securitization Population validating the date and amount from the imaged appraisal or BPO to the servicing system data. AMC identified fifty-seven (57) unique HECMs with exceptions. Fifty (50) variances were due to a date and amount discrepancy. Five (5) variances were due to a date discrepancy only. One (1) variance was due to a value discrepancy only. One (1) exception was due to missing documentation. No other exceptions were noted.

AMC did not review the appraisal to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

5.	Based upon the Original Securitization population, obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 135% to include a 35% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:

a.	From such sample, select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

AMC identified 343 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 343 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by SHAP 2018-1, LLC. AMC identified ten (10) exceptions. Four (4) exceptions were a result of the fee not being within the allowable limits. The remaining six (6) exceptions were due to missing documentation. There were no other exceptions noted.

AMC Diligence, LLC	May 2024	5 | P a g e

SHAP 2018-1 LLC, CFMT 2024-HB13 Due Diligence

b.	From such sample, select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 350 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from each of those HECMs, requested relevant invoice support from SHAP 2018-1, LLC and verified that the amount and coding of the disbursement is accurately represented in the servicing system. AMC identified nineteen (19) exceptions. Seventeen (17) exceptions were due to no documentation being provided to support the advance and the remaining two (2) exceptions were due to data discrepancies. There were no other exceptions noted.

c.	From such sample, select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 381 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from each of those HECMs, requested relevant invoice support from SHAP 2018-1, LLC and verified that the amount and coding of the disbursement is accurately represented in the servicing system. AMC identified thirty-four (34) exceptions. Thirty-three (33) exceptions were due to no documentation being provided to support the advance and the remaining exception was due to a data discrepancy. There were no other exceptions noted.

 title results

As requested by the Client, either a title review and/or Black Knight lien search was included in AMC’s scope of review on all HECMs in the Original Securitization Population. 889 HECMs received a title review utilizing a current owner’s title search and supporting materials provided by Client. 917 HECMs received a Black Knight Lien Alert report.

To facilitate the title review on 889 HECMs, the Client provided AMC with identifying data on the Securitization Population. Data provided by the Client, included HECM and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these HECMs through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

SUMMARY (889 HECMs)

As part of the due diligence services, the Client provided AMC with identifying data on 889 HECMs in the Securitization Population.  There were forty-three (43) HECMs that were determined to have critical findings based on the scope of reviews set forth herein. The results of the review were provided to SHAP 2018-1, LLC for which they confirmed that all forty-three (43) HECMs are either in an REO status or liquidated.

BLACK KNIGHT SUMMARY (917 HECMs)

As part of the due diligence services, the Client provided AMC with identifying data on 917 HECMs in the Securitization Population and a Black Knight Lien Alert was obtained for these HECMs. The title evidence obtained indicated that there were no critical exceptions related to lien position on these 917 HECMs.

AMC Diligence, LLC	May 2024	6 | P a g e